UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22348

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 30, 2013

Date of Fiscal Year End

July 25, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (ETUA) Semiannual Report July 25, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report July 25, 2012

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

Table of Contents
Performance	2
Fund Profile	2
Endnotes and Additional Disclosures	3
Financial Statements	4
Board of Trustees’ Contract Approval	13
Officers and Trustees	15
Important Notices	16

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Performance1

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA

% Cumulative Total Returns	Inception Date	Since Inception
Fund at NAV[2]	1/26/2012	1.60%

Fund at Market Price[2]	—	0.40
S&P 500 Composite Stock Price Index (excluding dividends)	1/26/2012	1.48%

% Premium/Discount to NAV
		–1.18%

Fund Profile

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Endnotes and Additional Disclosures

[1]

S&P 500 Composite Stock Price Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Stocks in the Index are chosen for market size (large-cap), liquidity, and industry group representation. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Excludes $0.20 per Unit sales load at initial purchase, if applicable.

[3]

Derivative Contracts are entered into with counterparties in over- the-counter transactions and are collateralized by the securities owned by the Fund. Through payoff profiles embedded therein, the Fund’s Derivative Contracts seek to provide exposure to the price performance of the S&P 500 Index. The Derivative Contracts’ percentage shown in the graph represents the Fund’s market value of the Contracts at period end. Other Net Assets in the graph includes cash, cash equivalents and other assets net of liabilities, as applicable.

Fund profile subject to change due to active management.

3

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Portfolio of Investments (Unaudited)

U.S. Treasury Obligations — 98.0%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 1.00%, 1/15/14	$25,875	$26,175,202

Total U.S. Treasury Obligations (identified cost $26,173,680)		$26,175,202

Total Investments — 98.0% (identified cost $26,173,680)		$26,175,202

Structured Options — 0.8%* (net premiums receivable $286,495)		$211,800

Other Assets, Less Liabilities — 1.2%		$325,616

Net Assets — 100.0%		$26,712,618

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	See Note 7.

4	See Notes to Financial Statements.

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Statement of Assets and Liabilities (Unaudited)

Assets	July 25, 2012
Investments, at value (identified cost, $26,173,680)	$26,175,202
Structured options, at value	211,800
Net premiums receivable from structured options	286,495
Cash	129,682
Interest receivable	7,734
Total assets	$26,810,913

Liabilities
Payable to affiliate for investment adviser fee	$98,295
Total liabilities	$98,295
Net Assets	$26,712,618

Sources of Net Assets
Units, $0.01 par value, unlimited number of Units authorized, 2,628,389 Units issued and outstanding	$26,284
Additional paid-in capital	26,257,606
Accumulated net investment loss	(71,089)
Net unrealized appreciation	499,817
Net Assets	$26,712,618

Net Asset Value
($26,712,618 ÷ 2,628,389 Units issued and outstanding)	$10.16

5	See Notes to Financial Statements.

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Statement of Operations (Unaudited)

Investment Income	Period Ended July 25, 2012(1)
Interest	$27,206
Total investment income	$27,206

Expenses
Investment adviser fee	$98,295
Total expenses	$98,295

Net investment loss	$(71,089)

Realized and Unrealized Gain (Loss)
Change in unrealized appreciation (depreciation) —
Investments	$1,522
Structured options	498,295
Net change in unrealized appreciation (depreciation)	$499,817

Net realized and unrealized gain	$499,817

Net increase in net assets from operations	$428,728

(1)	For the period from the start of business on January 26, 2012 to July 25, 2012.

6	See Notes to Financial Statements.

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended July 25, 2012 (Unaudited)(1)
From operations —
Net investment loss	$(71,089)
Net change in unrealized appreciation (depreciation) from investments and structured options	499,817
Net increase in net assets from operations	$428,728
Unit transactions —
Proceeds from sale of Units	$26,183,890
Net increase in net assets from Unit transactions	$26,183,890

Net increase in net assets	$26,612,618

Net Assets
At beginning of period	$100,000
At end of period	$26,712,618

Accumulated net investment loss
At end of period	$(71,089)

(1)	For the period from the start of business on January 26, 2012 to July 25, 2012.

7	See Notes to Financial Statements.

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Financial Highlights

	Period Ended July 25, 2012 (Unaudited)(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.027)
Net realized and unrealized gain	0.187

Total income from operations	$0.160

Net asset value — End of period	$10.160

Market value — End of period	$10.040

Total Investment Return on Net Asset Value(3)	1.60	%(4)(5)

Total Investment Return on Market Value(3)	0.40	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,713
Ratios (as a percentage of average daily net assets):
Expenses	0.75	%(6)
Net investment loss	(0.54	)%(6)
Portfolio Turnover	0	%(4)

(1)	For the period from the start of business on January 26, 2012 to July 25, 2012.

(2)	Computed using average Units outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions, if any, reinvested.

(4)	Not annualized.

(5)

Units sold to certain Unit holders were subject to a $0.20 per Unit sales load. Total investment returns on net asset value and on market value exclude the sales load and would have been lower if such sales load was included.

(6)	Annualized.

8	See Notes to Financial Statements.

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, closed-end management investment company. The Trust was organized on November 12, 2009 and remained inactive until January 26, 2012 except for matters relating to its organization and initial sale of 10,000 units of beneficial interest to Eaton Vance Management (EVM), the Trust’s investment adviser and administrator, for $100,000. The Trust issued 2,618,389 units of beneficial interest ($10.00 per unit) in connection with its initial public offering on January 26, 2012. The Trust’s units of beneficial interest are hereinafter referred to as “Units”. The Trust seeks to provide returns based on the price performance of the S&P 500 Composite Stock Price Index (the Index) by entering into over-the-counter private derivative contracts. If the Index appreciates over the investment life of the Trust, the Trust seeks to provide a return on the initial net asset value of the Units equal to the percentage change in the price of the Index, up to a maximum return of 17.85%. If the Index depreciates over the investment life of the Trust by 15% or less, the Trust seeks to return the initial net asset value of the Units. If the Index depreciates by more than 15% over the investment life of the Trust, the Trust seeks to outperform the Index price change by 15% of the initial Index value. The Trust anticipates concluding its investment activities on or about January 24, 2014 (the Termination Date) and making a liquidating cash distribution to Unit holders within seven business days thereafter. The Trust’s fiscal year is based upon a 52-53 week, ending on the last Wednesday of each January.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — U.S. Treasury obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices and yields of other U.S. Treasury obligations. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to Unit holders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of July 25, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Costs incurred in connection with the organization of the Trust and the offering of its Units (other than the sales load) were borne directly by EVM.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, Unit holders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust Unit holders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust Unit holders. Moreover, the By-laws also provide for indemnification out of Trust property of any Unit holder held personally liable solely by reason of being or having been a Unit holder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Structured Options — The Trust entered into structured option contracts, based on the underlying Index, that provide for the Trust to pay or receive cash at the expiration date of the contracts. Such payments that may be received by the Trust, excluding the additional payout noted below, are capped at a maximum return of 17.85% if the price of the underlying Index increases by 17.85% or more over the term of the contracts. The Trust will be obligated to pay cash to the counterparties at the expiration date of the contracts if the price of the underlying Index decreases by more than 15% over the term of the contracts. If the price of the Index is unchanged or declines by 15% or less over the term of the contracts, the Trust is not expected to make or receive any payments upon settlement of the contracts.

Each over- the-counter structured option contract consists of two call options and one put option. The values of the structured options are marked-to-market daily in accordance with the Trust’s policies on investment valuations discussed above. Changes in the values are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration of the structured options.

9

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Notes to Financial Statements (Unaudited) — continued

The option contracts were structured to include an additional payout to the Trust by the counterparties at the expiration date of the contracts. The additional payout is reflected as net premium receivable in the Statement of Assets and Liabilities and is recorded as unrealized appreciation until the expiration date of the contracts when the amount will be realized. The net premium receivable amount at July 25, 2012 approximated its fair value. If measured at fair value, the amount would have been considered as Level 2 in the fair value hierarchy (see Note 8) at July 25, 2012.

I  Interim Financial Statements — The interim financial statements relating to July 25, 2012 and for the period from the start of business on January 26, 2012 to July 25, 2012 have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Unit Holders

The Trust intends to distribute at least annually the amount of its net investment income and net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s initial net assets and is payable monthly to the extent of the Trust’s available cash. EVM pays all of the normal operating expenses of the Trust, including custody, transfer agent, audit, and printing and postage expenses. For the period from the start of business on January 26, 2012 to July 25, 2012, the investment adviser fee amounted to $98,295. Pursuant to a sub-advisory agreement between EVM and Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM, EVM pays PRA a portion of its fee received, after deduction of all its costs incurred, for investment advisory services related to the Trust’s options strategy. EVM also serves as the administrator of the Trust, but receives no compensation.

Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the sole underwriter of the Trust’s Units. EVD received a sales load of $0.20 per Unit (2% of the initial net asset value) with respect to certain Units sold. The sales load amounted to approximately $389,000, none of which was retained by EVD.

Officers and Trustees of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases of long-term investments (all U.S. Government securities) aggregated $26,272,210 for the period from the start of business on January 26, 2012 to July 25, 2012. There were no sales of long-term investments during such period.

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at July 25, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$26,173,680

Gross unrealized appreciation	$1,522
Gross unrealized depreciation	—

Net unrealized appreciation	$1,522

10

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Notes to Financial Statements (Unaudited) — continued

6  Units of Beneficial Interest

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Units of beneficial interest, $0.01 par value per Unit. Transactions in Units were as follows:

Period Ended July 25, 2012 (Unaudited)(1)

Sales (initial public offering)	2,618,389

2,618,389

(1)	For the period from the start of business on January 26, 2012 to July 25, 2012.

7  Financial Instruments

The Trust is subject to equity price risk in the normal course of pursuing its investment objective. To achieve its investment objective, the Trust invests substantially all its net assets in U.S. Treasury obligations that mature on or shortly prior to the Termination Date and in structured option contracts that provide for the Trust to pay or receive cash at the contracts’ settlement, which are scheduled to conclude on the Termination Date. The price performance of the Index imbedded in the structured option contracts corresponds to the price performance that the Trust seeks in accordance with its investment objective as previously described. The Trust’s commitments under the structured option contracts are collateralized by its investment in U.S. Treasuries.

The over-the-counter structured options in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At July 25, 2012, the maximum amount of loss the Trust would incur due to counterparty risk was $498,295, with the highest amount from any one counterparty being $167,786. To mitigate this risk, the Trust has entered into master netting agreements with all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. Counterparties may be required to pledge collateral in the form of cash or U.S. Treasuries for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

In addition, the Trust will not be liable for the failure of a counterparty to meet its obligation to pay the net premium receivable due upon expiration of a structured option contract. In such event, EVM will not collect the remaining portion of its investment adviser fee attributable to such contract.

A summary of open financial instruments at July 25, 2012 is as follows:

Over-The-Counter Structured Options
Description	Counterparty	Notional Amount	Expiration Date	Market Value	Net Unrealized Appreciation

Long Call Spread plus Short Put Single Pay Contract(1)	Barclays Bank PLC	$8,727,967	1/24/2014	$69,056	$164,193
Long Call Spread plus Short Put Single Pay Contract(2)	Credit Suisse International	8,727,967	1/24/2014	71,180	166,316
Long Call Spread plus Short Put Single Pay Contract(3)	Morgan Stanley & Co. International PLC	8,827,956	1/24/2014	71,564	167,786

		$26,283,890		$211,800	$498,295

(1)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,553.77 and 3) a written put option with a strike price of $1,120.67.

(2)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,555.09 and 3) a written put option with a strike price of $1,120.67.

(3)

Contract represents 3 embedded options on the S&P 500 Index consisting of 1) a purchased call option with a strike price of $1,318.43, 2) a written call option with a strike price of $1,554.82 and 3) a written put option with a strike price of $1,120.67.

11

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at July 25, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Over-The-Counter Structured Options	$211,800	(1)	$—

(1)	Statement of Assets and Liabilities location: Structured options, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period from the start of business on January 26, 2012 to July 25, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Over-The-Counter Structured Options	$—	$498,295	(1)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Structured options.

The over-the-counter structured options outstanding at July 25, 2012 are representative of the volume of this derivative type for the period from the start of business on January 26, 2012 to July 25, 2012.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 25, 2012, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$26,175,202	$—	$26,175,202

Total Investments	$—	$26,175,202	$—	$26,175,202
Structured Options	$—	$211,800	$—	$211,800

Total	$—	$26,387,002	$—	$26,387,002

12

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on October 18, 2010 and February 7, 2011, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of eUNITs™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-Adviser”). The Board reviewed information furnished with respect to the Fund at its October 18, 2010 and February 7, 2011 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund;

•	Information concerning fee structures customarily in place for investment products designed to achieve similar investment objectives to those of the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•

Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” and/or client commission arrangements in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•	The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of the Adviser and the Sub-Adviser, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of the Adviser’s and Sub-Adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and

•	The terms of the investment advisory and administrative agreement and the sub-advisory agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement and sub-advisory agreement with the Adviser and Sub-Adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

13

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser.

The Board considered the Adviser’s and the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund. The Board considered the education, experience and number of investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund, and whose responsibilities may include supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy.

In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors relevant to investing in Treasury securities and other securities backed by the U.S. government or its agencies, as well as investing in private over-the-counter option contracts linked to the S&P 500 Index. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of the Adviser, the Sub-Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Fund for advisory, sub-advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees in light of information provided by the Fund’s management with respect to the range of fees customarily imbedded in the structure of investment products that are designed to achieve investment objectives substantially similar to those of the Fund. The Board also took into account that the management fees constitute a comprehensive fee in return for which the Adviser provides advisory and administrative services and has also contractually agreed to assume the Fund’s normal operating expenses.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized with and without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates (including the Sub-Adviser), on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and it is expected that the Fund will conclude investment activities approximately two years after its initial offering. In light of the foregoing and the level of the Adviser’s projected profits with respect to the Fund, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that it can be expected that the benefits from economies of scale will be shared equitably by the Adviser and the Fund.

14

eUnitsTM 2 Year U.S. Market Participation Trust:

Upside to Cap / Buffered Downside

July 25, 2012

Officers and Trustees

Officers of the Trust

Duncan W. Richardson

President

Barbara E. Campbell

Treasurer

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

Paul M. O’Neil

Chief Compliance Officer

Trustees of the Trust

Ralph F. Verni

Chairman

Scott E. Eston

Benjamin C. Esty

Thomas E. Faust Jr.*

Allen R. Freedman

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Lynn A. Stout

Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Unit holders

As of July 25, 2012, Trust records indicate that there is one registered Unit holder and approximately 1,001 Unit holders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name Unit holder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE MKT

The NYSE MKT symbol is ETUA.

15

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

16

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Wesport, CT 06880

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Fund Offices

Two International Place

Boston, MA 02110

6097-9/12	ETUBSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	September 7, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	September 7, 2012